Exhibit 21

                    WESTCOAST HOSPITALITY CORPORATION (WHC)


                                  SUBSIDIARIES


                          A. Wholly Owned Subsidiaries

Name                                                      State of Incorporation
================================================================================
Bellevue Inn, LLC (1)                                                 Washington
North River Drive Company                                             Washington
Red Lion Hotels, Inc.                                                   Delaware
Red Lion Properties, Inc. (2)                                           Delaware
Stewart Street Associates, Inc. (3)                                   Washington
TicketsWest.com, Inc.                                                 Washington
WestCoast Bellevue Inn, Inc. (3)                                      Washington
WestCoast E.P. Acquisitions, Inc. (3)                                 Washington
WestCoast Hotels, Inc.                                                Washington
WestCoast Hotel Properties, Inc. (3)                                  Washington
WestCoast Vancouver Washington, Inc. (3), (4)                         Washington


(1) 50% owned by WestCoast Hotels, Inc., which is wholly owned by WHC, and 50% owned by WHC.

(2) Wholly owned by Red Lion Hotels, Inc., which is wholly owned by WHC.

(3) Wholly owned by WestCoast Hotels, Inc., which is wholly owned by WHC.

(4) Inactive.


                         B. Partially Owned Subsidiaries
Name                                                      State of Incorporation
================================================================================
Cowley Street Limited Partnership (1)                                 Washington
E.P. Acquisitions Limited Partnership (2)                             Washington
Vance Hotel Associates Limited Partnership (3)                        Washington
WestCoast Hospitality Limited Partnership (4)                           Delaware
WHC804-M, LLC (5)                                                       Delaware
WHC809-M, LLC (5)                                                       Delaware
WHC820-M, LLC (5)                                                       Delaware
WHC821-M, LLC (5)                                                       Delaware
WHC804, LLC (6)                                                         Delaware
WHC809, LLC (7)                                                         Delaware
WHC820, LLC (8)                                                         Delaware
WHC821, LLC (9)                                                         Delaware


(1) 50% owned by WHC.

(2) .33% owned by WestCoast E.P. Acquisitions, Inc., which is wholly owned by WestCoast Hotels, Inc., which is wholly owned by WHC.

(3) .5% owned by Stewart Street Associates, Inc. which has a 15% participation, which is wholly owned by WestCoast Hotels, Inc., which is wholly owned by WHC.

(4) 97.3% owned by WHC, and .53% owned by North River Drive Company, which is wholly owned by WHC.

(5) Wholly owned by WestCoast Hospitality Limited Partnerhip, which is 97.3% owned by WHC, and .53% owned by North River Drive Company, which is wholly owned by WHC.

(6) Wholly owned by WHC804-M, LLC, which is wholly owned by WestCoast Hospitality Limited Partnership, which is 97.3% owned by WHC, and .53% owned by North River Drive Company, which is wholly owned by WHC.

(7) Wholly owned by WHC809-M, LLC, which is wholly owned by WestCoast Hospitality Limited Partnership, which is 97.3% owned by WHC, and .53% owned by North River Drive Company, which is wholly owned by WHC.

(8) Wholly owned by WHC820-M, LLC, which is wholly owned by WestCoast Hospitality Limited Partnership, which is 97.3% owned by WHC, and .53% owned by North River Drive Company, which is wholly owned by WHC.

(9) Wholly owned by WHC821-M, LLC, which is wholly owned by WestCoast Hospitality Limited Partnership, which is 97.3% owned by WHC, and .53% owned by North River Drive Company, which is wholly owned by WHC.